Exhibit 10.6

FIFTH AMENDMENT TO INTERCREDITOR AGREEMENT

THIS FIFTH AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is executed as of October 27, 2022 (the “Effective Date”), by and among JACKSON INVESTMENT GROUP, LLC, a Georgia limited liability company, as purchaser and holder of the Term Note and as secured party under the Term Debt Documents (“Term Note Purchaser”), STAFFING 360 SOLUTIONS, INC., a Delaware corporation (“Parent”), certain of the Parent’s subsidiaries party hereto, and MIDCAP FUNDING IV TRUST, a Delaware statutory trust and successor by assignment from Midcap Funding X Trust (successor by assignment from MidCap Financial Trust), as Agent for the financial institutions or other entities from time to time parties to the ABL Loan Agreement (acting in such capacity, “Agent”), and as a “Lender” under the ABL Loan Agreement, or such then present holder or holders of the ABL Loans as may from time to time exist (as the “Lenders” under the ABL Loan Agreement; collectively with the Agent, the “ABL Lenders”). Reference in this Amendment to “Term Note Purchaser”, “Term Note Purchasers”, “each Term Note Purchaser” or otherwise with respect to any one or more of the Term Note Purchasers shall mean each and every person included from time to time in the term “Term Note Purchaser” and any one or more of the Term Note Purchasers, jointly and severally, unless a specific Term Note Purchaser is expressly identified.

Recitals

A. The Term Note Purchaser, Parent, certain of the Parent’s subsidiaries party thereto and ABL Lenders have entered into an Intercreditor Agreement dated as of September 15, 2017, as amended by that certain First Amendment to Intercreditor Agreement dated as of August 27, 2018, as amended by that certain Second Amendment to Intercreditor Agreement dated as of February 7, 2019, as amended by that certain Third Amendment to Intercreditor Agreement dated as of August 29, 2020, as amended by that certain Fourth Amendment to Intercreditor Agreement dated as of October 26, 2020 (as so amended and as amended by this Amendment, and as may further be amended, modified, supplemented and/or restated from time to time, the “Intercreditor Agreement”), under the terms of which the ABL Lenders and Term Note Purchaser set forth the relative rights and priorities of ABL Lenders and Term Note Purchaser under the ABL Loan Documents and the Term Debt Documents in the Common Collateral.

B. It is proposed that the ABL Lenders amend the ABL Loan Agreement pursuant to an Amendment No. 27 and Joinder Agreement to Credit and Security Agreement to be dated on or about the date hereof (the “Twenty-Seventh Amendment to ABL Loan Agreement”), a copy of which has been delivered to the Term Note Purchaser, to, among other things, modify financial covenants, extend the scheduled maturity of the ABL Loans to September 6, 2024, replace the interest rate benchmark rate from LIBOR to SOFR and increase the credit commitments under the ABL Loans to $32,500,000.

C. It is proposed that the Term Note Purchaser amend the Term Note Agreement pursuant to a Third Amended and Restated Note Purchase Agreement to be dated on or about the date hereof (the “Third A&R Term Note Agreement”), a copy of which has been delivered to the Term Note Purchaser, to, among other things, modify paydown mechanics, modify prepayment mechanics and extend the scheduled maturity of the Term Debt to October 28, 2024.

D. The parties now wish to amend the Intercreditor Agreement as provided herein.

E. All capitalized terms used in this Amendment, including in the Preamble and these Recitals, and not herein defined shall have the meanings given to them in the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto agree as follows:

Agreement

1.	The parties agree that the Recitals above are a part of this Amendment.

2.	The Intercreditor Agreement is hereby amended as follows:

(a) The definition of “ABL Debt Cap” is hereby amended by replacing the reference to the amount of “$25,000,000” with “$32,500,000”.

3. Pursuant to the terms of Section 7.1 of the Intercreditor Agreement, Term Note Purchaser hereby consents to the Twenty-Seventh Amendment to ABL Loan Agreement as an amendment, modification or supplement to the terms of the ABL Debt or the ABL Loan Documents, as applicable. The limited consent set forth in this Section 3 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Intercreditor Agreement or of any other ABL Loan Document; (b) prejudice any right that Term Note Purchaser or the holders from time to time of the Term Debt have or may have in the future under or in connection with the Term Note Agreement or any other Term Debt Document; (c) waive any Event of Default (as such terms are defined in the Term Note Agreement) that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the ABL Lenders on the one hand, or Term Note Purchaser or any holder from time to time of the Term Debt, on the other hand.

4. Pursuant to the terms of Section 7.2 of the Intercreditor Agreement, Agent on behalf of itself and the other ABL Lenders hereby consents to the Third A&R Term Note Agreement, as an amendment, modification or supplement to the terms of the Term Debt or the Term Debt Documents, as applicable. The limited consent set forth in this Section 4 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Intercreditor Agreement or of any other Term Debt Document; (b) prejudice any right that Agent or the holders from time to time of the ABL Debt have or may have in the future under or in connection with the ABL Loan Agreement or any other ABL Loan Document; (c) waive any Event of Default (as such terms are defined in the ABL Loan Agreement) that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Term Note Purchaser on the one hand, or Agent or any holder from time to time of the ABL Debt, on the other hand.

5. Except as amended herein, the Intercreditor Agreement shall remain in full force and effect.

6. Upon the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Intercreditor Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment.

7. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Intercreditor Agreement, the terms and conditions of this Amendment shall govern.

8. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same agreement. Each party to this Amendment agrees that the respective signatures of the parties may be delivered by fax, PDF, or other electronic means acceptable to the other parties and that the parties may rely on a signature so delivered as an original. Any party who chooses to deliver its signature in such manner agrees to provide promptly to the other parties a copy of this Amendment with its inked signature, but the party’s failure to deliver a copy of this Amendment with its inked signature shall not affect the validity, enforceability and binding effect of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Fifth Amendment to Intercreditor Agreement constitute an instrument executed and delivered under seal, the parties have caused this Amendment to be executed under seal as of the date first written above.

AGENT:

MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Funding X Trust

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem (SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

TERM NOTE PURCHASER:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson (SEAL)
Name:	Richard L. Jackson
Title:	Chief Executive Officer

PARENT:	STAFFING 360 SOLUTIONS, INC., a Delaware corporation

	By:	/s/ Brendan Flood (SEAL)
	Name:	Brendan Flood
	Title:	Chief Executive Officer

SUBSIDIARIES:

MONROE STAFFING SERVICES, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

FARO RECRUITMENT AMERICA, INC., a New York corporation

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

KEY RESOURCES, INC., a North Carolina corporation

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

HEADWAY WORKFORCE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

HEADWAY PAYROLL SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

HEADWAY EMPLOYER SERVICES LLC, a Delaware limited liability company

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

HEADWAY HR SOLUTIONS, INC., a New York corporation

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer

NC PEO HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood (SEAL)
Name:	Brendan Flood
Title:	Chief Executive Officer